RESOLUTIONS OF COMMITTEE
             APPOINTED BY THE BOARD OF DIRECTORS OF
                     NATIONSBANK CORPORATION

                       September 18, 1996


          Approval of 7 1/2% Subordinated Notes, due 2006

     WHEREAS, by resolutions adopted by the Board of Directors (the "Board") of the Corporation at a meeting duly called and held on September 27, 1995, this Committee was appointed by the Board (the "Committee") with full authority to take action in connection with the issuance of up to an aggregate principal amount of $3,000,000,000 (the "Original Authorization") of the Corporation's unsecured debt securities (either senior or subordinated), shares of its preferred stock and shares of its common stock (collectively, the "Securities") to be offered at the times and on terms to be determined at the time of issuance by the Committee; and

     WHEREAS, on September 29, 1995, the Corporation filed a Registration Statement on Form S-3, Registration No. 33-63097, with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, with respect to the Securities, which Registration Statement was amended by pre-effective Amendment No. 1 thereto filed on November 13, 1995 and was declared effective on November 24, 1995, and was further amended by post-effective Amendment No. 1 thereto filed on June 28, 1996 and declared effective on July 12, 1996 (as so amended, the "Registration Statement"); and

     WHEREAS, on January 10, 1996, the Committee allocated and designated $1,500,000,000 of the Original Authorization to the Corporation's Medium Term Notes, Series E (the "MTN Program"), and on March 11, 1996 and May 20, 1996 the Corporation issued $300,000,000 and $500,000,000, respectively, of its debt securities pursuant to the Registration Statement, leaving $700,000,000 aggregate principal amount of Securities either unissued or unallocated under the Registration Statement;

     WHEREAS, this Committee has determined to authorize the issuance of a series of $500,000,000 of the Corporation's subordinated notes as provided by these resolutions; and

     WHEREAS, no stop order suspending the effectiveness of the Registration Statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to the resolutions adopted by the Board on September 27, 1995, and the terms and provisions of the Indenture dated as of January 1, 1995 (the "Indenture") between the Corporation and The Bank of New York, as Trustee (the "Trustee"), the Corporation shall issue a series of its subordinated unsecured indebtedness consisting of $500,000,000 in aggregate principal amount of its 7 1/2% Subordinated Notes, due 2006, which series of subordinated notes shall be designated "7 1/2% Subordinated Notes, due 2006" (the "Notes"), and which shall be subject to the terms and entitled to the benefits of the Indenture;

     RESOLVED FURTHER, that the Notes shall bear interest at the rate of 7 1/2% per annum, which interest shall accrue from September 24, 1996 and shall be payable semiannually on March 15 and September 15, commencing March 15, 1997; and the record date for the interest payable shall be the close of business on the last day of the calendar month next preceding each interest payment date;

     RESOLVED FURTHER, that the maturity date of the Notes shall be September 15, 2006;

     RESOLVED FURTHER, that, with respect to the Notes, a "Business Day" shall mean any day, other than a Saturday or Sunday or a legal holiday in New York, New York or Charlotte, North Carolina, that is not a day on which banking institutions in New York, New York or Charlotte, North Carolina are authorized or required by law or regulation to be closed;

     RESOLVED FURTHER, that the Notes shall be sold to NationsBanc Capital Markets, Inc. and the other underwriters named in Schedule II to the Underwriting Agreement hereinafter described (collectively, the "Underwriters"), pursuant to the terms of the Underwriting Agreement, which Underwriters the Committee understands will reoffer the Notes for sale in a public offering;

     RESOLVED FURTHER, that the Notes shall not be eligible for redemption or entitled to any sinking fund and shall not be subject to the provisions of Sections 14.02 and 14.03 of the Indenture;

     RESOLVED FURTHER, that the Notes shall be sold to the Underwriters on September 24, 1996, at a price of 99.350% of the principal amount thereof, and that the Notes shall be initially offered to the public at a price of 100% of the principal amount thereof;

     RESOLVED FURTHER, that the Committee was advised by the Underwriters that they will initially offer the Notes to certain dealers at the initial public offering price, less a concession not in excess of .40% of the principal amount of the Notes, and that the Underwriters may allow, and such dealers may reallow, a concession not in excess of .30% of such principal amount on sales to other dealers;

     RESOLVED FURTHER, that the Notes shall be issued as Registered Securities (as defined in the Indenture) initially in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company, or its nominee, and eligible to trade through the facilities of Cedel Bank, societe anonyme and Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System, in the manner requested by the Underwriters, in denominations of $1,000 or integral multiples thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about September 24, 1996, and the form of registered global note presented to this Committee and attached hereto as Exhibit A, together with such modifications as are appropriate to reflect the determinations of the Committee, is hereby in all respects approved;

     RESOLVED FURTHER, that the Notes shall be executed in the name of and on behalf of the Corporation by the Chairman of the Board and Chief Executive Officer, or any Senior or other Vice President, and the corporate seal shall be affixed thereon and shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chairman of the Board and Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the current or any future Chairman of the Board and Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Notes, cease to be such an officer prior to the issuance of such Notes, the Notes so signed or bearing such facsimile signature shall nevertheless be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Hugh L. McColl, Jr., Chairman of the Board of the Corporation, John E. Mack, Senior Vice President of the Corporation, James W. Kiser, Secretary of the Corporation, and Allison Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted;

     RESOLVED FURTHER, that pursuant to the provisions of the Indenture, each of the Chairman of the Board and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Associate General Counsel of the Corporation (each, an "Authorized Officer") is hereby authorized and empowered to cause the Notes, upon execution thereof, to be delivered to the Trustee under the Indenture, or to any agent designated by the Trustee, for authentication and delivery by it and to deliver to said Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Notes, and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Notes;

     RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York, as Trustee, shall act as the agent for the Corporation for the registration, transfer, exchange and payment of the Notes, and that the corporate trust office of the Trustee located at 101 Barclay Street, New York, New York, hereby is designated, pursuant to the provisions of Section 4.02 of the Indenture, as the office or agency of the Corporation where the Notes may be presented for registration, transfer, exchange and payment, and the proper officers of the Corporation are hereby authorized and empowered to execute and deliver any documents required by the Trustee under the Indenture with respect to such appointment, or by any other person as any Authorized Officer shall determine as the agent for the Corporation for the registration, transfer, exchange or payment of, or the authentication of, the Notes;

     RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to execute and deliver on behalf of the Corporation, and this Committee hereby approves, the form of underwriting agreement (the "Underwriting Agreement"), dated as of September 18, 1996, among the Corporation and the Underwriters, in the form presented to the Committee and attached hereto as Exhibit B, relating, among other things, to the sale of the Notes to, and the indemnification of and contribution to, the Underwriters, and such Underwriting Agreement hereby is in all respects authorized and approved, the execution thereof being conclusive evidence of such approval; and

     RESOLVED FURTHER, that each of the proper officers of the Corporation hereby is authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.